EXECUTION VERSION

[*] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

*GLOBAL INVESTMENT BANK 2
as Buyer,
AOMR TRS SPE, LLC,
as Seller,
and
SPRUCE MORTGAGE TRUST,
as Trust Subsidiary

AMENDMENT NO. 1
dated as of October 25, 2024
to the
MASTER REPURCHASE AGREEMENT
dated as of March 28, 2024

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AMENDMENT NO. 1 TO THE MASTER REPURCHASE AGREEMENT
This Amendment No. 1 to the Master Repurchase Agreement, dated as of October 25, 2024 (this “Amendment”), is entered into by and among * Global Investment Bank, as buyer (the “Buyer”), AOMR TRS SPE, LLC, a Delaware limited liability company, as seller (“Seller”), and Spruce Mortgage Trust, a Delaware statutory trust, as trust subsidiary (“Trust Subsidiary”). Any capitalized terms not defined herein shall have the meaning assigned to such term in the Repurchase Agreement (as defined below).
WHEREAS, the parties hereto entered into that certain Master Repurchase Agreement, dated as of March 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”); and
WHEREAS, the parties hereto desire to amend the Repurchase Agreement as described below;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Effective as of the Amendment Effective Date,
(a)Section 2 of the Repurchase Agreement is hereby amended by deleting the reference to “Servicer Notice” in the definition of “Servicing Agreement” in its entirety and replacing it with a reference to “Servicer Acknowledgement”.
(b)Section 4.d. of the Repurchase Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
d.    With respect to a Resolved Asset, Seller agrees to (i) if requested by Buyer, provide Buyer with a copy of a report from the applicable Servicer indicating that such Underlying Mortgage Loan has been liquidated, (ii) remit to Buyer, within two (2) Business Days, the Repurchase Price with respect to such Underlying Mortgage Loan, and (iii) provide Buyer a notice specifying each Underlying Mortgage Loan that has been liquidated.
(c)Section 17.b. of the Repurchase Agreement is hereby amended by deleting subsections (2) and (3) thereof in their entirety and replacing them with the following, respectively:
(2)    within one hundred and twenty (120) days after the end of each fiscal year of Guarantor, the consolidated balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated Subsidiaries for such year, and, if requested by

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Buyer, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall have no “going concern” qualification and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Guarantor and its respective consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;
(3)    at the time Seller and Guarantor furnish each set of financial statements pursuant to Section 17.b(1) or (2) above, an Officer’s Compliance Certificate of the Responsible Officers of Seller and Guarantor in the form attached as Exhibit A to the Guaranty (or in such other form acceptable to Buyer);
(d)Section 17.d., Section 17.f. and Section 17.g. of the Repurchase Agreement are hereby amended by deleting such subsections in their entirety and replacing them with the following, respectively:
d.    Portfolio Performance Data. On or prior to each Reporting Date, Seller shall furnish to Buyer (i) electronic Mortgage Loan performance data, including, without limitation, delinquency reports and volume information, broken down by product (i.e., delinquency, foreclosure and net charge-off reports), in each case, as any such data may be requested by Buyer and in such form acceptable to Buyer and (ii) for Mortgage Loans serviced by a Servicer, electronically, in a format mutually acceptable to Buyer and Seller, servicing information, including, without limitation, the Current Property Value, on an asset-by-asset basis and in the aggregate, with respect to the Mortgage Loans serviced by Seller, any Servicer (or any portion thereof) prior to the Reporting Date, in each case, as any such data may be requested by Buyer and in such form acceptable to Buyer.
f.    Loan Activity Report. On or prior to each Reporting Date, Seller will furnish to Buyer (i) an Asset Schedule and (ii) a loan activity report comprised of the information set forth in Exhibit C attached hereto (or in such other form acceptable to Buyer).
g.    Current Property Values. If requested by Buyer, Seller shall promptly deliver to Buyer a true and complete copy of any Appraisal, BPO or, to the extent approved by Buyer, in its sole and absolute discretion, another valuation product (including an AVM) evidencing the Current Property Value relating to a Mortgage Loan that Seller or any Servicer shall have acquired or received in the course of its business.
(e)Section 32 of the Repurchase Agreement is hereby amended by adding the following new paragraph c. in the appropriate alphabetical order:

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c.    For the avoidance of doubt, nothing in this Section 32 shall prohibit any Person from voluntarily disclosing or providing any information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 32 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.
Section 2.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which Buyer shall have received and Seller shall have completed, or shall have caused to be completed, the following conditions (such date, the “Amendment Effective Date”):
(a)the execution and delivery of this Amendment by each of the parties hereto;
(b)the execution and delivery of that certain Amendment No. 1 to the Pricing Side Letter, dated as of the date hereof, by each of the parties thereto; and
(c)Buyer shall have received all fees, expenses and other amounts due and payable to it under the Pricing Side Letter, the other Program Agreements and this Amendment on or prior to the date hereof.
Section 3.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Repurchase Agreement shall remain in full force and effect and all such provisions shall apply equally to the terms and conditions set forth herein. This Amendment shall be effective as of the Amendment Effective Date upon the satisfaction of the conditions precedent set forth in Section 2 above and shall not be effective for any period prior to the Amendment Effective Date. After this Amendment becomes effective, all references in the Repurchase Agreement to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Repurchase Agreement or references to the Repurchase Agreement in the other Program Agreements, shall be deemed to be references to the Repurchase Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Repurchase Agreement other than as set forth herein.
Section 4.Representations and Warranties. Seller and Trust Subsidiary each hereby represents and warrants that:
(a)it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Repurchase Agreement as amended by this Amendment and the other Program Agreements to which it is a party;
(b)each of this Amendment, the Repurchase Agreement as amended by this Amendment and the other Program Agreements to which it is a party constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its respective terms, except

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as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(c)each representation and warranty of it contained in the Repurchase Agreement as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(d)each covenant and each other agreement of it contained in the Repurchase Agreement as amended by this Amendment and the other Program Agreements to which it is a party is true and correct and is hereby restated and affirmed;
(e)the execution and effectiveness of this Amendment shall not materially affect it in the performance of its obligations under the Repurchase Agreement and the other Program Agreements; and
(f)in order to induce Buyer to execute and deliver this Amendment and as of the Amendment Effective Date, it is in full compliance with all of the terms and conditions of the Repurchase Agreement and each other Program Agreement and no Default or Event of Default has occurred and is continuing under the Repurchase Agreement or any other Program Agreement.
Section 5.Expenses. Seller hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Repurchase Agreement and the other Program Agreements, Seller shall pay as and when billed by Buyer all of the reasonable out-of-pocket costs and expenses incurred by Buyer (including all reasonable and documented fees, disbursements and expenses of counsel to Buyer) in connection with the development, preparation and execution of this Amendment and all other documents prepared in connection herewith.
Section 6.Ratification. The parties hereto ratify all terms of the existing Repurchase Agreement other than those amended hereby, and ratify those provisions as amended hereby.
Section 7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 8.Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
Section 9.Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Delivery of

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an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.GOVERNING LAW. THIS AMENDMENT AND ANY DISPUTE, SUIT, ACTION OR PROCEEDING ARISING HEREFROM, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY).
Section 11.SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(a)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, RELATING TO THIS AMENDMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(b)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY, WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND
(c)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING, WHETHER IN CONTRACT, TORT OR OTHERWISE AND

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WHETHER AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 13.Entire Agreement. The Repurchase Agreement, as amended by this Amendment, embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and any understandings relating to the matters provided for herein, and, to the extent they conflict with the Repurchase Agreement, any disclaimers in any data tapes and other materials provided to Buyer by or on behalf of Seller unless otherwise explicitly agreed to by Buyer and Seller in such other materials. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
SELLER:
AOMR TRS SPE, LLC
By: /s/ David Gordon
Name: David Gordon
Title: Corporate Secretary

[Amendment No. 1 to Master Repurchase Agreement (*Global Investment Bank 2-Angel Oak (AOMR)) (2024)]

TRUST SUBSIDIARY:
SPRUCE MORTGAGE TRUST
By: Angel Oak Capital Advisors, LLC, not in its individual capacity, but solely as Administrator
By: /s/David Gordon
Name: David Gordon
Title: Chief Legal Officer – Private Strategies

[Amendment No. 1 to Master Repurchase Agreement (*Global Investment Bank 2-Angel Oak (AOMR)) (2024)]

BUYER:
*GLOBAL INVESTMENT BANK 2
By: /s/ Timothy P. F. Crowley
Name: Timothy P.F. Crowley
Title: Managing Director
By: /s/ Brendon Girardi
Name: Brendon Girardi
Title: Director

[Amendment No. 1 to Master Repurchase Agreement (*Global Investment Bank 2-Angel Oak (AOMR)) (2024)]